[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

[graphic omitted]

                                        MFS(R) EMERGING
                                        MARKETS EQUITY FUND
                                        (FORMERLY MFS(R)/FOREIGN & COLONIAL
                                        EMERGING MARKETS EQUITY FUND)
                                        ANNUAL REPORT o MAY 31, 2000

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                      MUTUAL FUND GIFT KITS (see page 31)
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
TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
Independent Auditors' Report .............................................. 29
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- five, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in seven out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in seven out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 15, 2000

--------------
(1) For a more complete explanation of dollar-cost averaging and the math involved, see "ABCs of Investing" in the Investor Education section of our Web site (www.mfs.com).
(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
     David A. Antonelli

For the 12 months ended May 31, 2000, Class A shares of the fund provided a total return of 11.47%, Class B shares 11.00%, Class C shares 10.91%, and Class I shares 12.03%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges. During the same period, the average emerging market fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 23.55%. These results also compare to returns of 17.75% and 19.83%, respectively, for the fund's benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets and the Lipper Emerging Markets Funds Index (the Lipper Index). The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

Q. WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM THE MSCI EMF INDEX AND THE LIPPER INDEX DURING THE PERIOD?

A. During the first six months of the period, the fund benefited from an impressive global economic recovery that spilled over into most emerging markets. Our holdings in Southeast Asia and Latin America produced strong results. Year to date, however, we've seen a lot of correlation between the performance of the U.S. market and emerging markets. As investors became increasingly concerned about stock valuations and whether future earnings could support those prices, we witnessed broad-based selling in emerging markets. Technology and telecommunications stocks, two of the largest sector weightings for the fund, came under the most pressure. Unfortunately, some of the more liquid markets, such as South Korea and Taiwan, where the fund was overweighted relative to its benchmarks, were hardest hit.

Q. WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO IN AN EFFORT TO IMPROVE RELATIVE PERFORMANCE?

A. Early in 2000, we began to reduce our positions in South Korea because many of these stocks reached our price targets and we believed they were fairly valued following impressive results in 1999. In India, we added a number of technology, telecommunications, and financial services stocks in an effort to capitalize on what we saw as rapid growth at these companies. As prices came down in Southeast Asian markets in the second quarter, we began to increase our exposure to what we believe are high-quality companies selling at reasonable valuations, especially in the telecommunications industry. We believe that many emerging market telecommunications companies -- through their wireless, Internet, and data-transmission services -- have transformed themselves from slow-growth utilities into fast-growing, dynamic companies. In addition to large, established telecommunications companies, we've focused on new telecom entrants that possess innovative product lines and dynamic business plans.

Q. HOW DID THESE STRATEGIES WORK FOR THE FUND? WHICH HOLDINGS CONTRIBUTED TO PERFORMANCE?

A. Our stock selection across a broad range of countries helped performance. A particularly strong performer was Teva Pharmaceuticals, an Israeli biotechnology and health care company, whose stock price surged dramatically on strong sales of its multiple sclerosis treatment Copaxone and recent approval by the U.S. Food and Drug Administration of Nabumetone, its generic form of arthritis treatment. Other strong contributors and significant holdings in the fund were Li & Fung Ltd. and Dimension Data. In Hong Kong, Li & Fung benefited from surging sales and strong demand for apparel manufacturing outsourcing in developed economies. South African computer services firm Dimension Data boosted fund performance as the company experienced strong demand for its information technology services, as well as favorable revenue and earnings growth.

Q.  WHERE ELSE DO YOU SEE OPPORTUNITIES FOR THE FUND?

A. Recently, we've increased the fund's holdings in Taiwan because we've located what we think are some compelling growth opportunities in this country. We believe Taiwan is a very important emerging market that is slowly becoming more open to investors as it enhances its stock market technology and improves its financial reporting standards. We think these trends should help cash flows into this market. More importantly, some of the most innovative and competitive semiconductor companies in the world are located in Taiwan. In our view, companies such as Taiwan Semiconductor are well positioned to benefit from the global trend of increased spending on technology and the tremendous growth potential of the Internet and telecommunications.

Q.  WHICH HOLDINGS HURT RELATIVE PERFORMANCE?

A. Ironically, some of the industries where we see the strongest prospects for future earnings growth detracted from performance in recent months, namely, technology and telecommunications. Primarily due to concerns about high valuations, investors began to unload shares in these sectors. Along with many technology and telecommunications companies, Korea Telecom, Telefonos de Mexico, and Israel's Partner Communications have experienced weakness in recent months. We believe the fundamental business outlooks for these companies are still very strong and their valuations have become more attractive.

Q.  WHAT'S YOUR OUTLOOK FOR THE FUND IN THE MONTHS AHEAD?

A. In general, our outlook for emerging markets is positive. The prospects for global economic growth are favorable, and we expect this growth to benefit a wide range of our holdings. We also believe emerging market stock valuations have been very attractive, especially given the recent pullback. In addition, we feel the anticipated growth rates and earnings outlooks for emerging market equities appear compelling compared to those of the United States and other developed economies. From our standpoint, these markets provide some of the most interesting growth opportunities in the world, and the positive trends we've outlined could support investor interest in the region.

/s/ David A. Antonelli

    David A. Antonelli
    Director of International Equity Research

The committee of MFS international research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the Director of International Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                 SEEKS TO PROVIDE CAPITAL APPRECIATION BY INVESTING
                           PRIMARILY IN STOCKS OF COMPANIES IN EMERGING
                           MARKET COUNTRIES.

COMMENCEMENT OF
INVESTMENT OPERATIONS:     OCTOBER 24, 1995

CLASS INCEPTION:           CLASS A  OCTOBER 24, 1995
                           CLASS B  OCTOBER 24, 1995
                           CLASS C  JUNE 27, 1996
                           CLASS I   JANUARY 2, 1997

SIZE:                      $74.6 MILLION NET ASSETS AS OF MAY 31, 2000

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 2000. Index information is from November 1, 1995.)

                         MFS                LIPPER
                   EMERGING MARKETS     EMERGING MARKETS        MSCI
                     EQUITY FUND              FUNDS              EMF
                      - CLASS A               INDEX             INDEX
       ---------------------------------------------------------------
       11/95          $ 9,525               $10,000           $10,000
       5/96            10,500                11,457            11,281
       5/97            12,225                12,713            12,156
       5/98            10,502                 9,309             8,716
       5/99             9,078                 9,018            10,041
       5/00            10,120                10,807            10,618

TOTAL RATES OF RETURN THROUGH MAY 31, 2000

CLASS A
                                                     1 Year   3 Years     Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      +11.47%   -17.22%    +6.24%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge  +11.47%   - 6.11%    +1.32%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge  + 6.18%   - 7.62%    +0.26%
-------------------------------------------------------------------------------

CLASS B
                                                     1 Year   3 Years     Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      +11.00%   -18.43%    +3.83%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge  +11.00%   - 6.56%    +0.82%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge  + 7.00%   - 7.49%    +0.39%
-------------------------------------------------------------------------------

CLASS C
                                                     1 Year   3 Years     Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      +10.91%   -18.24%    +4.15%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge  +10.91%   - 6.49%    +0.89%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge  + 9.91%   - 6.49%    +0.89%
-------------------------------------------------------------------------------

CLASS I
                                                     1 Year   3 Years     Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      +12.03%   -15.93%    +8.13%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge  +12.03%   - 5.62%    +1.71%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                                    1 Year   3 Years     Life*
-------------------------------------------------------------------------------
Average emerging market fund+                       +23.55%   - 3.95%    +2.81%
-------------------------------------------------------------------------------
MSCI EMF Index#                                     +17.75%   - 4.41%    +1.32%
-------------------------------------------------------------------------------
Lipper Emerging Markets Funds Index#                +19.83%   - 5.27%    +1.71%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 2000. Index information is from
    November 1, 1995.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the fund's Class B shares for periods prior to its inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Class I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2000

FIVE LARGEST STOCK SECTORS

            UTILITIES & COMMUNICATIONS                        27.4%
            TECHNOLOGY                                        23.4%
            FINANCIAL SERVICES                                13.0%
            SPECIAL PRODUCTS & SERVICES                        8.9%
            ENERGY                                             7.1%

TOP 10 STOCK HOLDINGS

SAMSUNG ELECTRONICS  5.2%              CHARTERED SEMICONDUCTOR MANUFACTURING
South Korean electronics company       CO., ADR  2.6%
                                       Singaporan semiconductor manufacturer
TAIPEI FUND  4.6%
Taiwanese closed-end country fund      HELLENIC TELECOMMUNICATION ORGANIZATION
                                       S.A., GDR (OTE)  2.6%
TELEFONOS DE MEXICO S.A.  3.6%         Greek telecommunications services company
Mexican telecommunications company
                                       HYUNDAI ELECTRONICS INDUSTRIES CO.  2.5%
R.O.C. TAIWAN FUND  3.3%               South Korean electronics manufacturer
Taiwanese closed-end country fund
                                       TAIWAN SEMICONDUCTOR MANUFACTURING
TEVA PHARMACEUTICAL INDUSTRIES LTD.,   CO. LTD., ADR  2.4%
ADR  3.2%                              Taiwanese semiconductor manufacturer
Israeli biotechnology and health
care company                           PETROCHINA CO. LTD.  2.1%
                                       Hong Kong oil and natural gas company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS  -- May 31, 2000

Stocks - 97.7%
----------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES         VALUE
----------------------------------------------------------------------------------------------
Argentina - 0.1%
  IMPSAT Fiber Networks, Inc. (Telecommunications)*                        6,550   $    72,050
----------------------------------------------------------------------------------------------
Brazil - 11.9%
  Banco Itau S.A. (Banks and Credit Cos.)                              6,555,300   $   493,892
  Caemi Mineracao e Metalurgica S.A. (Minerals)                        3,472,000       298,687
  Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR
    (Supermarkets)                                                        18,270       548,100
  Companhia Cervejaria Brahma, Preferred (Beverages)                      12,950       187,775
  Companhia Vale Rio Doce, Bonus Shares (Mining)                           8,880       221,329
  Companhia Vale Rio Doce, Preferred (Mining)                              3,270        81,526
  Embratel Participacoes S.A., Preferred (Telecommunications)             30,520       639,012
  Petroleo Brasileiro S.A. (Oils)                                         19,230       447,694
  Petroleo Brasileiro S.A., Preferred (Oils)                           6,233,135     1,431,059
  Tele Centro Oeste Celular Participacoes S.A., ADR
    (Telecommunications)                                                  84,100       856,769
  Tele Centro Sul Participacoes S.A. (Telecommunications)             30,252,204       272,187
  Tele Centro Sul Participacoes S.A., ADR (Telecommunications)             4,660       279,600
  Tele Centro Sul Participacoes S.A., Preferred
    (Telecommunications)                                              20,034,300       241,290
  Tele Norte Celular Participacoes S.A., ADR
    (Cellular Telecommunications)                                         14,130       649,980
  Tele Sudeste Celular Participacoes S.A. (Telecommunications)            12,190       524,170
  Telecomunicacoes de Sao Paulo S.A. (Telecommunications)                  5,430       137,786
  Telemig Celular Participacoes S.A., ADR (Telecommunications)            10,000       580,625
  Telesp Participacoes S.A., Preferred (Telecommunications)               24,100       607,452
  Uniao de Banco Brasiliero S.A. (Banks and Credit Cos.)                  15,486       374,568
                                                                                   -----------
                                                                                   $ 8,873,501
----------------------------------------------------------------------------------------------
Chile - 0.3%
  Antofagasta Holdings PLC (Minerals)                                     38,590   $   194,604
----------------------------------------------------------------------------------------------
Croatia - 0.5%
  Pliva d.d. Co. (Medical and Health Products)*                            9,900   $   108,900
  Pliva d.d. Co., GDR (Medical and Health Products)*                      21,900       240,900
                                                                                   -----------
                                                                                   $   349,800
----------------------------------------------------------------------------------------------
Czechoslovakia - 0.7%
  Cesky Telecom A.S. (Telecommunications)*                                29,620   $   555,375
----------------------------------------------------------------------------------------------
Dominican Republic - 0.1%
  Tricom S.A., ADR (Telecommunications)*                                   5,900   $    88,500
----------------------------------------------------------------------------------------------
Egypt - 1.0%
  Al Ahram Beverages Co. S.A., GDR (Beverages)*                           19,900   $   350,240
  Egypt Mobile Phone (Telecommunications)*                                10,590       435,375
                                                                                   -----------
                                                                                   $   785,615
----------------------------------------------------------------------------------------------
Estonia - 0.6%
  AS Eesti Telekom, GDR (Telecommunications)                              23,800   $   486,808
----------------------------------------------------------------------------------------------
Greece - 3.1%
  Hellenic Telecommunication Organization S.A., GDR
    (Telecommunications)                                                  77,860   $ 1,922,389
  STET Hellas Telecommunications S.A., ADR (Telecommunications)*          17,100       359,100
                                                                                   -----------
                                                                                   $ 2,281,489
----------------------------------------------------------------------------------------------
Hong Kong - 6.9%
  China Telecom Hong Kong Ltd. (Telecommunications)*                       7,230   $ 1,062,810
  China Telecom Ltd. (Telecommunications)                                117,000       874,636
  HSBC Holdings (Holding Company and Other Instruments)                   32,400       357,579
  Li & Fung Ltd. (Consumer Goods and Services)                           299,000     1,281,631
  PetroChina Co. Ltd. (Oils)*                                          7,796,000     1,580,791
                                                                                   -----------
                                                                                   $ 5,157,447
----------------------------------------------------------------------------------------------
Hungary - 1.0%
  Magyar Tavkozlesi Rt., ADR (Telecommunications)                         21,240   4   724,815
----------------------------------------------------------------------------------------------
India - 2.7%
  Infosys Technologies Ltd., ADR (Computer Software - Services)            1,980   $   303,930
  Mahanagar Telephone Nigam Ltd., GDR (Telecommunications)##              33,450       329,483
  Reliance Industries Ltd. (Conglomerate)##                               26,750       648,687
  Satyam Infoway Ltd. (Telecommunications)*                                6,380       132,385
  Videsh Sanchar Nigam Ltd., GDR (Telecommunications)##                   37,250       573,650
                                                                                   -----------
                                                                                   $ 1,988,135
----------------------------------------------------------------------------------------------
Israel - 4.5%
  Amdocs Ltd. (Telecommunications)*                                        8,940   $   553,721
  Partner Communications Co. Ltd., ADR (Cellular Telephones)*             70,160       499,890
  Teva Pharmaceutical Industries Ltd., ADR (Pharmaceuticals)              43,360     2,336,020
                                                                                   -----------
                                                                                   $ 3,389,631
----------------------------------------------------------------------------------------------
Malaysia - 4.0%
  Malayan Banking Berhad (Banks and Credit Cos.)+                         99,000   $   422,075
  Malaysian Pacific Industries Berhad (Electronics)+                      90,000     1,012,553
  Resorts World Berhad (Entertainment)+                                  128,000       400,863
  Sime Darby Berhad (Conglomerate)+                                      278,000       359,956
  Telekom Malaysia Berhad (Telecommunications)+                          116,000       424,338
  Unisem (M) Berhad (Electronics)                                         48,000       407,390
                                                                                   -----------
                                                                                   $ 3,027,175
----------------------------------------------------------------------------------------------
Mexico - 9.7%
  Fomento Economico Mexicano S.A. (Food and Beverage Products)             6,255   $   238,081
  Grupo Continential S.A. (Food and Beverage Products)                   144,840       146,272
  Grupo Financiero Banorte S.A. de C.V. (Finance)*                       200,500       272,086
  Grupo Iusacell S.A. De C.V. Neuvo (Telecommunications)*                 52,820       699,865
  Grupo Mexico S.A. (Metals)*                                             72,320       246,493
  Grupo Modelo S.A. de C.V. (Brewery)                                    197,630       436,591
  Grupo Televisa S.A. de C.V., GDR (Entertainment)*                       11,960       666,022
  Kimberly-Clark de Mexico S.A. de C.V. (Forest and Paper
    Products)                                                            235,004       729,289
  Organiz Soriana S.A., "B" - (Retail)*                                  165,952       560,389
  Telefonos de Mexico S.A., ADR (Telecommunications)                      54,974     2,676,547
  Tubos de Acero de Mexico S.A. (Steel)                                    9,980       134,730
  Wal-Mart de Mexico S.A. de C.V. (Retail)*                              151,660       312,382
  Wal-Mart de Mexico S.A. de C.V., ADR (Retail)*                           7,000       144,287
                                                                                   -----------
                                                                                   $ 7,263,034
----------------------------------------------------------------------------------------------
Peru - 0.7%
  Telefonica del Peru S.A., ADR (Telecommunications)                      34,760   $   495,330
----------------------------------------------------------------------------------------------
Philippines - 0.9%
  Philippine Long Distance Telephone Co. (Utilities - Telephone)          36,800   $   648,600
----------------------------------------------------------------------------------------------
Poland - 1.5%
  Polski Koncern Naftowy S.A. (Oil)                                       40,400   $   375,720
  Telekomunikacja Polska S.A., GDR (Telecommunications)                  103,000       715,850
                                                                                   -----------
                                                                                   $ 1,091,570
----------------------------------------------------------------------------------------------
Russia - 1.4%
  Lukoil Oil Co., ADR (Oils)                                              12,300   $   667,275
  Rostelecom, ADR (Telecommunications)                                    27,200       413,100
                                                                                   -----------
                                                                                   $ 1,080,375
----------------------------------------------------------------------------------------------
Singapore - 5.9%
  Chartered Semiconductor Manufacturing Co., ADR (Electronics)*           24,100   $ 1,934,025
  Datacraft Asia Ltd. (Telecommunications)                               200,000     1,390,000
  DBS Group Holdings Ltd. (Financial Services)                            26,000       259,550
  Natsteel Electronics Ltd. (Electronics)                                278,000       818,119
                                                                                   -----------
                                                                                   $ 4,401,694
----------------------------------------------------------------------------------------------
South Africa - 7.6%
  Anglo American PLC (Metals)                                             12,894   $   560,561
  Anglo American PLC, ADR (Metals)                                         2,840       123,185
  De Beers Centenary AG (Diamonds - Precious Stones)                      24,923       539,611
  De Beers Consolidated Mines Ltd. (Mining)                                7,340       159,645
  Dimension Data Holdings Ltd. (Computer Services)                       168,987     1,176,722
  Imperial Holdings Ltd. (Conglomerate)*                                  62,953       465,481
  Liberty Life Association of Africa Ltd. (Insurance)                     45,158       382,530
  Nedcor Ltd. (Banks and Credit Cos.)*                                    31,222       596,199
  Sasol Ltd. (Oils)                                                      116,138       761,192
  South African Breweries Ltd. (Brewery)                                  80,742       492,683
  South African Breweries Ltd., ADR (Brewery)                             69,480       425,236
                                                                                   -----------
                                                                                   $ 5,683,045
----------------------------------------------------------------------------------------------
South Korea - 11.7%
  Housing & Commercial Bank of Korea (Banks and Credit Cos.)              18,100   $   328,654
  Hyundai Electronics Industries Co. (Electronics)                       116,690     1,819,082
  Korea Telecom Corp. (Telecommunications)                                37,020     1,369,740
  Mirae Corp. (Electronics)                                              160,500       629,774
  Mirae Corp., ADR (Electronics)                                           6,580        47,705
  Samsung Corp. (Electronics)                                             40,540       324,966
  Samsung Electro Mechanics Co., Ltd. (Electronics)                        5,200       327,015
  Samsung Electronics (Electronics)                                       14,247     3,886,693
                                                                                   -----------
                                                                                   $ 8,733,629
----------------------------------------------------------------------------------------------
Taiwan - 15.3%
  Acer, Inc., GDR (Computer Software - Systems)                           89,330   $   893,300
  Advanced Semiconducor, Inc., GDR (Electronics)                          54,790       884,859
  ASE Test Ltd. (Business Services)*                                      46,470     1,283,734
  Far Eastern Textile Ltd., GDR (Textiles)*                               18,590       316,030
  R.O.C. Taiwan Fund (Closed-End Fund)*                                  276,830     2,456,866
  Ritek Corp. (Computer - Software Systems)*##                            23,400       319,410
  Taipei Fund (Holding Company and Other Investments)*                       348     3,434,064
  Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Electronics)          51,008     1,801,220
                                                                                   -----------
                                                                                   $11,389,483
----------------------------------------------------------------------------------------------
Thailand - 2.2%
  Hana Microelectronics Public Co. Ltd. (Electronics)                     55,300   $   423,430
  Total Access Communications Public Co. Ltd., ADR
    (Telecommunications)                                                 452,800     1,218,032
                                                                                   -----------
                                                                                   $ 1,641,462
----------------------------------------------------------------------------------------------
Turkey - 3.2%
  Turkiye Garanti Bankasi (Banks and Credit Cos.)*                    81,715,600   $ 1,049,169
  Vestel Electronik Sanayi ve Ticaret A.S. (Electronics)*              2,266,200       708,993
  Yapi ve Kredi Bankasi (Banks and Credit Cos.)                       23,144,480       285,874
  Yapi ve Kredi Bankasi, Bonus Shares (Banks and Credit Cos.)         25,227,483       311,602
                                                                                   -----------
                                                                                   $ 2,355,638
----------------------------------------------------------------------------------------------
Venezuela - 0.2%
  Mavesa S.A. (Consumer Goods and Services)                               60,350   $   162,191
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $71,862,604)                                   $72,920,996
Other Assets, Less Liabilities - 2.3%                                                1,693,118
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $74,614,114
----------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
MAY 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $71,862,604)              $72,920,996
  Foreign currency, at value (identified cost, $1,415,883)            1,425,922
  Cash                                                                   48,598
  Receivable for Fund shares sold                                       202,136
  Receivable for investments sold                                     1,353,006
  Dividends receivable                                                   91,161
  Deferred organization expenses                                          2,090
  Other assets                                                            1,474
                                                                    -----------
      Total assets                                                  $76,045,383
                                                                    -----------
Liabilities:
  Notes payable                                                     $   758,000
  Payable for Fund shares reacquired                                     87,576
  Payable for investments purchased                                     469,090
  Payable to affiliates -
    Management fee                                                        2,245
    Shareholder servicing agent fee                                         204
    Distribution and service fee                                          1,544
  Accrued expenses and other liabilities                                112,610
                                                                    -----------
      Total liabilities                                             $ 1,431,269
                                                                    -----------
Net assets                                                          $74,614,114
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $84,455,340
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      1,056,752
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (10,695,041)
  Accumulated net investment loss                                      (202,937)
                                                                    -----------
      Total                                                         $74,614,114
                                                                    ===========
Shares of beneficial interest outstanding                            4,898,342
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $34,515,370 / 2,248,342 shares of
    beneficial interest outstanding)                                   $15.35
                                                                       ======
  Offering price per share (100 / 95.25 of net asset
    value per share)                                                   $16.12
                                                                       ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $34,373,935 / 2,271,548 shares of
    beneficial interest outstanding)                                   $15.13
                                                                       ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $4,859,595 / 322,817 shares of
    beneficial interest outstanding)                                   $15.05
                                                                       ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $865,214 / 55,635
    shares of beneficial interest outstanding)                         $15.55
                                                                       ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2000
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $   113,066
    Dividends                                                           971,579
    Foreign taxes withheld                                              (80,936)
                                                                    -----------
      Total investment income                                       $ 1,003,709
                                                                    -----------
  Expenses -
    Management fee                                                  $   951,951
    Trustees' compensation                                               10,255
    Shareholder servicing agent fee                                      76,156
    Distribution and service fee (Class A)                              175,937
    Distribution and service fee (Class B)                              355,278
    Distribution and service fee (Class C)                               46,581
    Administrative fee                                                   10,271
    Custodian fee                                                       117,717
    Registration fees                                                    53,889
    Printing                                                             44,663
    Auditing fees                                                        46,115
    Postage                                                              29,218
    Interest expense                                                     33,671
    Amortization of organization expenses                                 5,200
    Legal fees                                                            1,166
    Miscellaneous                                                        73,621
                                                                    -----------
      Total expenses                                                $ 2,031,689
    Fees paid indirectly                                                (22,617)
    Reduction of expenses by investment adviser                        (105,107)
                                                                    -----------
      Net expenses                                                  $ 1,903,965
                                                                    -----------
        Net investment loss                                            (900,256)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $11,426,050
    Foreign currency transactions                                      (253,515)
                                                                    -----------
      Net realized gain on investments and foreign
        currency transactions                                       $11,172,535
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $(4,255,409)
    Translation of assets and liabilities in foreign
       currencies                                                        30,819
                                                                    -----------
      Net unrealized loss on investments and foreign
        currency translation                                        $(4,224,590)
                                                                    -----------
        Net realized and unrealized gain on investments
          and foreign currency                                      $ 6,947,945
                                                                    -----------
          Increase in net assets from operations                    $ 6,047,689
                                                                    ===========

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                       2000                         1999
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                       $   (900,256)               $     77,597
  Net realized gain (loss) on investments and foreign
    currency transactions                                              11,172,535                 (22,490,682)
  Net unrealized gain (loss) on invesments and foreign
    currency translation                                               (4,224,590)                 10,911,175
                                                                     ------------                ------------
      Increase (decrease) in net assets from operations              $  6,047,689                $(11,501,910)
                                                                     ------------                ------------
Distributions declared to shareholders -
  Inexcess of net realized gain on investments and foreign
    currency transactions (Class A)                                  $       --                  $   (197,155)
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                          --                      (200,996)
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                          --                       (17,217)
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                          --                        (2,833)
                                                                     ------------                ------------
      Total distributions declared to shareholders                   $       --                  $   (418,201)
                                                                     ------------                ------------
Net increase (decrease) in net assets from Fund share
  transactions                                                       $  2,354,272                $ (2,421,006)
                                                                     ------------                ------------
        Total increase (decrease) in net assets                      $  8,401,961                $(14,341,117)
Net assets:
  At beginning of year                                                 66,212,153                  80,553,270
                                                                     ------------                ------------
  At end of year (including accumulated net investment loss of
    $202,937 and $445,389, respectively)                             $ 74,614,114                $ 66,212,153
                                                                     ============                ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED MAY 31,
                                        ----------------------------------------------------------------        PERIOD ENDED
                                               2000             1999            1998            1997         MAY 31, 1996***
-----------------------------------------------------------------------------------------------------------------------------------
                                            CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $13.77           $16.06          $18.96          $16.52                  $15.00
                                             ------           ------          ------          ------                  ------
Income from investment operations# -
  Net investment income (loss)(S)            $(0.15)          $ 0.05          $(0.02)         $(0.07)                 $ 0.04
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   1.73            (2.25)          (2.64)           2.74                    1.50
                                             ------           ------          ------          ------                  ------
     Total from investment operations        $ 1.58           $(2.20)         $(2.66)         $ 2.67                  $ 1.54
                                             ------           ------          ------          ------                  ------
Less distributions declared to shareholders -
  From net investment income                 $ --             $ --            $ --            $ --                    $(0.02)
  From net realized gain on investments
     and foreign currency transactions          --               --             (0.16)          (0.23)                   --
  In excess of net investment income
     and foreign currency transactions         --               --             (0.08)           --                      --
  In excess of net realized gain on
     investments and foreign currency
     transactions                              --              (0.09)           --              --                      --
                                             ------           ------          ------          ------                  ------
     Total distributions declared to
        shareholders                         $ --             $(0.09)         $(0.24)         $(0.23)                 $(0.02)
                                             ------           ------          ------          ------                  ------
Net asset value - end of period              $15.35           $13.77          $16.06          $18.96                  $16.52
                                             ======           ======          ======          ======                  ======
Total return(+)                               11.47%          (13.56)%        (14.09)%         16.43%                  10.24%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                   2.26%            2.45%           2.35%           2.51%                   2.48%+
  Net investment income (loss)                (0.92)%           0.37%          (0.12)%         (0.42)%                  0.35%+
Portfolio turnover                              161%             108%             83%             47%                     22%
Net assets at end of period (000
  omitted)                                  $34,515          $29,233         $36,669         $37,540                 $19,861

*** For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the years ended May 31, 1998, and
    1997, subject to reimbursement by the Fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution fees. In consideration, the Fund paid MFS a fee not greater than 0.75% of average daily net assets. For the period ended May 31, 1996, the adviser voluntarily agreed to maintain total expenses of the Fund at not more than 2.50%, 3.07%, and 3.00% of average daily net assets for Class A, Class B, and Class C shares, respectively. If these fees had not been incurred by the Fund, the net investment income (loss) ratios would have been:
      Net investment income (loss)           $(0.17)          $ --            $(0.02)         $(0.06)                 $ 0.02
      Ratios (to average net assets):
        Expenses##                             2.40%            --              2.31%           2.45%                   2.73%+
        Net investment income (loss)#         (1.06)%           --             (0.08)%         (0.37)%                  0.10%+

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED MAY 31,
                                        ----------------------------------------------------------------        PERIOD ENDED
                                               2000             1999            1998            1997         MAY 31, 1996***
-----------------------------------------------------------------------------------------------------------------------------------
                                            CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $13.64           $16.00          $18.89          $16.47                  $15.00
                                             ------           ------          ------          ------                  ------
Income from investment operations# -
  Net investment loss(S)                     $(0.22)          $(0.01)         $(0.13)         $(0.15)                 $(0.02)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   1.71            (2.26)          (2.60)           2.73                    1.50
                                             ------           ------          ------          ------                  ------
      Total from investment operations       $ 1.49           $(2.27)         $(2.73)         $ 2.58                  $ 1.48
                                             ------           ------          ------          ------                  ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions        $ --             $ --            $(0.16)         $(0.16)                 $ --
  In excess of net investment income
    and foreign currency transactions          --               --              --              --                     (0.01)
  In excess of net realized gain on
    investments and foreign currency
    transactions                               --              (0.09)           --              --                      --
                                             ------           ------          ------          ------                  ------
      Total distributions declared to
        shareholders                         $ --             $(0.09)         $(0.16)         $(0.16)                 $(0.01)
                                             ------           ------          ------          ------                  ------
Net asset value - end of period              $15.13           $13.64          $16.00          $18.89                  $16.47
                                             ======           ======          ======          ======                  ======
Total return                                  11.00%          (14.05)%        (14.49)%         15.87%                   9.85%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                   2.75%            2.95%           2.85%           3.04%                   3.06%+
  Net investment loss                         (1.40)%          (0.09)%         (0.67)%         (0.87)%                 (0.19)%+
Portfolio turnover                              161%             108%             83%             47%                     22%
Net assets at end of period
  (000 omitted)                             $34,374          $32,257         $39,978         $51,020                 $20,021

*** For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the years ended May 31, 1998, and
    1997, subject to reimbursement by the Fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution fees. In consideration, the Fund paid MFS a fee not greater than 0.75% of average daily net assets. For the period ended May 31, 1996, the adviser voluntarily agreed to maintain total expenses of the Fund at not more than 2.50%, 3.07%, and 3.00% of average daily net assets for Class A, Class B, and Class C shares, respectively. If these fees had not been incurred by the Fund, the net investment income (loss) ratios would have been:
      Net investment loss                    $(0.24)          $ --            $(0.12)         $(0.14)                 $(0.08)
      Ratios (to average net assets):
        Expenses##                             2.89%            --              2.81%           2.98%                   3.30%+
        Net investment loss                   (1.54)%           --             (0.63)%         (0.82)%                 (0.44)%+

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED MAY 31,
                                                  -------------------------------------------------         PERIOD ENDED
                                                        2000             1999             1998           MAY 31, 1997***
--------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS C
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $13.57           $15.88           $18.76                    $16.77
                                                      ------           ------           ------                    ------
Income from investment operations# -
  Net investment loss(S)                              $(0.21)          $(0.01)          $(0.12)                   $(0.08)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                    1.69            (2.21)           (2.58)                     2.36
                                                      ------           ------           ------                    ------
      Total from investment operations                $ 1.48           $(2.22)          $(2.70)                   $ 2.28
                                                      ------           ------           ------                    ------
Less distributions declared to shareholders -
  From net investment income                          $ --             $ --             $(0.02)                   $ --
  From net realized gain on investments and
    foreign currency transactions                       --               --              (0.16)                    (0.29)
  In excess of net realized gain on investments
    and foreign currency transactions                   --              (0.09)            --                        --
                                                      ------           ------           ------                    ------
      Total distributions declared to
        shareholders                                  $ --             $(0.09)          $(0.18)                   $(0.29)
                                                      ------           ------           ------                    ------
Net asset value - end of period                       $15.05           $13.57           $15.88                    $18.76
                                                      ======           ======           ======                    ======
Total return                                           10.91%          (13.84)%         (14.44)%                   13.89%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            2.75%            2.93%            2.84%                     3.00%+
  Net investment loss                                  (1.33)%          (0.10)%          (0.66)%                   (0.48)%+
Portfolio turnover                                       161%             108%              83%                       47%
Net assets at end of period (000 omitted)             $4,860           $4,182           $3,478                    $2,659

*** For the period from the inception of offering Class C shares, June 27, 1996, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the years ended May 31, 1998, and
    1997, subject to reimbursement by the Fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution fees. In consideration, the Fund paid MFS a fee not greater than 0.75% of average daily net assets. For the period ended May 31, 1996, the adviser voluntarily agreed to maintain total expenses of the Fund at not more than 2.50%, 3.07%, and 3.00% of average daily net assets for Class A, Class B, and Class C shares, respectively. If these fees had not been incurred by the Fund, the net investment loss ratios would have been:
      Net investment loss                             $(0.23)          $ --             $(0.12)                   $(0.07)
      Ratios (to average net assets):
        Expenses##                                      2.89%            --               2.80%                     2.97%+
        Net investment loss                            (1.47)%           --              (0.62)%                   (0.39)%+

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED MAY 31,
                                                  -------------------------------------------------         PERIOD ENDED
                                                        2000             1999             1998           MAY 31, 1997***
--------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS I
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $13.88           $16.11           $19.00                    $16.47
                                                      ------           ------           ------                    ------
Income from investment operations# -
  Net investment income (loss)(S)                     $(0.07)          $ 0.11           $ 0.08                    $ 0.10
  Net realized and unrealized gain (loss) on
    investments and foreign currency                    1.74            (2.25)           (2.65)                     2.43
                                                      ------           ------           ------                    ------
      Total from investment operations                $ 1.67           $(2.14)          $(2.57)                   $ 2.53
                                                      ------           ------           ------                    ------
Less distributions declared to shareholders -
  From net investment income                          $ --             $ --             $(0.16)                   $ --
  From net realized gain on investments and
    foreign currency transactions                       --               --              (0.16)                     --
  In excess of net realized gain on investments
    and foreign currency transactions                   --              (0.09)            --                        --
                                                      ------           ------           ------                    ------
       Total distributions declared to
        shareholders                                  $ --             $(0.09)          $(0.32)                   $ --
                                                      ------           ------           ------                    ------
Net asset value - end of period                       $15.55           $13.88           $16.11                    $19.00
                                                      ======           ======           ======                    ======
Total return                                           12.03%          (13.09)%         (13.66)%                   15.36%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            1.74%            1.96%            1.85%                     2.01%+
  Net investment income (loss)                         (0.43)%           0.88%            0.43%                     1.14%+
Portfolio turnover                                       161%             108%              83%                       47%
Net assets at end of period (000 omitted)               $865             $540             $428                      $299

*** For the period from the inception of Class I shares, January 2, 1997, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the years ended May 31, 1998, and
    1997, subject to reimbursement by the Fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution fees. In consideration, the Fund paid MFS a fee not greater than 0.75% of average daily net assets. For the period ended May 31, 1996, the adviser voluntarily agreed to maintain total expenses of the Fund at not more than 2.50%, 3.07%, and 3.00% of average daily net assets for Class A, Class B, and Class C shares, respectively. If these fees had not been incurred by the Fund, the net investment income (loss) ratios would have been:
      Net investment income (loss)                    $(0.09)          $ --             $ 0.09                    $ 0.10
      Ratios (to average net assets):
        Expenses##                                      1.88%            --               1.81%                     1.99%+
        Net investment income (loss)                   (0.57)%           --               0.47%                     1.14%+

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Markets Equity Fund (formerly MFS/Foreign & Colonial Emerging Markets Equity Fund) (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended May 31, 2000, $360,089 and $1,142,708 was reclassified from paid-in capital to accumulated net realized loss on investments and foreign currency transactions and accumulated net investment loss, respectively due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share. At May 31, 2000, accumulated net investment loss and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses.

At May 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryforward of $9,430,506 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on May 31, 2007.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.25% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The advisory agreement permits the adviser to engage one or more sub-advisers and, through December 1, 1999, the adviser engaged Foreign & Colonial Management Ltd. and Foreign & Colonial Emerging Markets Ltd., each an England and Wales Company, to assist in the performance of its services. Effective December 1, 1999, MFS assumed all portfolio management responsibilities.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $3,389 for the year ended May 31, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $25,414 for the year ended May 31, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $11,892 for the year ended May 31, 2000. Fees incurred under the distribution plan during the year ended May 31, 2000, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,933 and $1,110 for Class B and Class C shares, respectively, for the year ended May 31, 2000. Fees incurred under the distribution plan during the year ended May 31, 2000, were 1.00% of each class' average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended May 31, 2000, were $3,438, $108,323, and $2,251 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $119,286,588 and $121,853,663 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $73,308,971
                                                                  -----------
Gross unrealized appreciation                                     $ 9,958,705
Gross unrealized depreciation                                     (10,346,680)
                                                                  -----------
    Net unrealized depreciation                                   $  (387,975)
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                            YEAR ENDED MAY 31, 2000             YEAR ENDED MAY 31, 1999
                                   --------------------------------   ---------------------------------
                                           SHARES            AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            5,902,963      $  93,421,425        9,572,824      $ 123,603,865
Shares issued to shareholders in
  reinvestment of distributions             --                 --             15,201            172,987
Shares reacquired                     (5,777,949)       (91,804,744)      (9,748,073)      (126,386,045)
                                   -------------      -------------    -------------      -------------
    Net increase (decrease)              125,014      $   1,616,681         (160,048)     $  (2,609,193)
                                   =============      =============    =============      =============
Class B Shares
                                            YEAR ENDED MAY 31, 2000             YEAR ENDED MAY 31, 1999
                                   --------------------------------   ---------------------------------
                                           SHARES            AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            2,193,594      $  35,396,874        2,255,671      $  29,849,662
Shares issued to shareholders in
  reinvestment of distributions             --                 --             16,140            182,444
Shares reacquired                     (2,286,554)       (35,259,852)      (2,406,513)       (31,134,564)
                                   -------------      -------------    -------------      -------------
    Net increase (decrease)              (92,960)     $     137,022         (134,702)     $  (1,102,458)
                                   =============      =============    =============      =============
Class C Shares
                                            YEAR ENDED MAY 31, 2000             YEAR ENDED MAY 31, 1999
                                   --------------------------------   ---------------------------------
                                           SHARES            AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            1,048,189      $  15,826,673        1,073,599      $  13,797,921
Shares issued to shareholders in
  reinvestment of distributions             --                 --              1,344             15,106
Shares reacquired                     (1,033,626)       (15,521,954)        (985,737)       (12,683,053)
                                   -------------      -------------    -------------      -------------
    Net increase                          14,563      $     304,719           89,206      $   1,129,974
                                   =============      =============    =============      =============
Class I Shares
                                            YEAR ENDED MAY 31, 2000             YEAR ENDED MAY 31, 1999
                                   --------------------------------   ---------------------------------
                                           SHARES            AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               89,114      $   1,594,854           17,858      $     233,209
Shares issued to shareholders in
  reinvestment of distributions             --                 --                248              2,833
Shares reacquired                        (72,420)        (1,299,004)          (5,718)           (75,371)
                                   -------------      -------------    -------------      -------------
    Net increase                          16,694      $     295,850           12,388      $     160,671
                                   =============      =============    =============      =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. At the end of the period, $758,000 was outstanding. Interest expense incurred on the borrowings amounted to $33,671 for the period ending May 31, 2000. The average dollar amount of borrowings was $596,854 and the weighted average interest rate on these borrowings was 5.64%. A commitment fee of $581 which is based on the average daily unused portion of the line of credit in included in miscellaneous expense.

(7) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 2000, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 6.0% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                                   SHARE/PAR
DESCRIPTION                          DATE OF ACQUISITION              AMOUNT             COST            VALUE
--------------------------------------------------------------------------------------------------------------
Mahanagar Telephone Nigam Ltd.                  2/2/2000              33,450         $580,481       $  329,483
Malayan Banking Berhad                         5/12/1999              99,000          277,164          422,075
Malaysia Pacific Industries Berhad             12/3/1999              90,000          459,756        1,012,553
Reliance Industries Ltd.                       1/14/2000              26,750          493,277          648,687
Resorts World Berhad                           5/12/1999             128,000          239,704          400,863
Ritek Corp.                                    12/7/1999              23,400          272,185          319,410
Sime Darby Berhad                              5/12/1999             278,000          353,974          359,956
Telekom Malaysia Berhad                        5/12/1999             116,000          380,221          424,338
Videsh Sanchar Nigam Ltd.                     12/10/1999              37,250          974,918          573,650
                                                                                                    ----------
                                                                                                    $4,491,015
                                                                                                    ==========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Equity Fund:

We have audited the accompanying statements of assets and liabilities of MFS Emerging Markets Equity Fund, including the schedule of portfolio investments, as of May 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from October 24, 1995 (commencement of operations) to May 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Fund at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period October 24, 1995 (commencement of operations) to May 31, 1996, in conformity with accounting principles generally accepted in the United States.

                                        ERNST & YOUNG LLP

Boston, Massachusetts
July 7, 2000

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

                 --------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) EMERGING MARKETS EQUITY FUND

TRUSTEES                                                 SECRETARY
                                                         Stephen E. Cavan*
J. Atwood Ives + - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified services       ASSISTANT SECRETARY
company)                                                 James R. Bordewick, Jr.*

Lawrence T. Perera + - Partner, Hemenway & Barnes        CUSTODIAN
(attorneys)                                              State Street Bank and Trust Company

William J. Poorvu + - Adjunct Professor, Harvard         AUDITORS
University Graduate School of Business                   Ernst & Young LLP
Administration
                                                         INVESTOR INFORMATION
Charles W. Schmidt + - Private Investor                  For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Arnold D. Scott* - Senior Executive Vice                 kit, call toll free: 1-800-637-2929 any business
President, Director, and Secretary, MFS Investment       day from 9 a.m. to 5 p.m. Eastern time (or leave a
Management                                               message anytime).

Jeffrey L. Shames* - Chairman and Chief Executive        INVESTOR SERVICE
Officer, MFS Investment Management                       MFS Service Center, Inc.
                                                         P.O. Box 2281
Elaine R. Smith + - Independent Consultant               Boston, MA 02107-9906

David B. Stone + - Chairman, North American              For general information, call toll free:
Management Corp. (investment adviser)                    1-800-225-2606 any business day from 8 a.m. to 8
                                                         p.m. Eastern time.
INVESTMENT ADVISER
Massachusetts Financial Services Company                 For service to speech- or hearing-impaired, call
500 Boylston Street                                      toll free: 1-800-637-6576 any business day from
Boston, MA 02116-3741                                    9 a.m. to 5 p.m. Eastern time. (To use this service,
                                                         your phone must be equipped with a
DISTRIBUTOR                                              Telecommunications Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                                      For share prices, account balances, exchanges, or
Boston, MA 02116-3741                                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
CHAIRMAN AND PRESIDENT                                   touch-tone telephone.
Jeffrey L. Shames*
                                                         WORLD WIDE WEB
DIRECTOR OF INTERNATIONAL                                www.mfs.com
EQUITY RESEARCH
David A. Antonelli*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) EMERGING MARKETS EQUITY FUND                                 ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                  FEM-2 7/00 22M 85/285/385/885